UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2023

BED BATH & BEYOND INC.

(Exact name of registrant as specified in its charter)

New York	0-20214	11-2250488
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Liberty Avenue, Union, New Jersey

(Address of principal executive offices)

07083

(Zip Code)

(908) 688-0888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BBBY	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On March 14, 2023, Bed Bath & Beyond Inc. (the “Company”) issued a press release relating to the event disclosed under Item 8.01 to this Current Report on Form 8-K.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished in this Item 7.01 to this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On March 13, 2023, Bed Bath & Beyond Inc. (the “Company”) entered into an amendment (the “Amendment”) to that certain Warrant to Purchase Series A Convertible Preferred Stock, dated as of February 7, 2023 (the “Warrant”), No. PW-001, issued by the Company to an institutional investor (the “Holder”). Pursuant to the Amendment, effective as of March 13, 2023 (the “Effective Time”), during the period commencing on the Effective Time through, and including, 9:00 AM, New York City time on April 3, 2023, the Holder elected to reduce each of (i) the $1.25 threshold provided in Section 18(u)(x) for the Price Failure (as defined in the Warrant, the “Price Failure”) relating to the time on or prior to the issuance of the Threshold Share Amount (as defined in the Warrant, the “Threshold Share Amount”) and (ii) the $1.50 threshold provided in Section 18(u)(y) for the Price Failure relating to the time after the issuance of the Threshold Share Amount, to $1.00 (in each case, as adjusted for stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions occurring after February 7, 2023) (the “Limited Reduction”). The Limited Reduction will cease to be of further force and effect after 9:00 AM, New York City time on April 3, 2023. In addition, pursuant to the Amendment, the Holder elected to increase the Threshold Share Amount from 21,054 to 24,739.

In addition, pursuant to the Amendment, effective as of the Effective Time, the Holder has the option to adjust the dollar threshold specified under each of the definitions of Price Failure and Volume Failure in Section 18(u) and Section 18(dd), respectively, in the Warrant to any lower threshold amount, in each case, as specified by the Holder in a written notice to the Company.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

4.1	Preferred Warrant Amendments, dated as of March 13, 2023, to the Warrant to Purchase Series A Convertible Preferred Stock, dated as of February 7, 2023, No. PW-001, issued by Bed Bath & Beyond Inc. to HBC Investments LLC.

99.1	Press Release, dated as of March 14, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2023

BED BATH & BEYOND INC.
(Registrant)

By:	/s/ David M. Kastin
By:	David M. Kastin
Title:	Executive Vice President,
Chief Legal Officer & Corporate Secretary